ANNUAL REPORT


[DAVIS FUNDS GRAPHIC OMITTED]

DECEMBER 31, 2002




DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO
(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)













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                                TABLE OF CONTENTS

Shareholder Letter..................................................................................2

Management's Discussion and Analysis:
         Davis Value Portfolio......................................................................5
         Davis Financial Portfolio..................................................................8
         Davis Real Estate Portfolio...............................................................12

Fund Performance and Supplementary Information:
         Davis Value Portfolio.....................................................................16
         Davis Financial Portfolio.................................................................19
         Davis Real Estate Portfolio...............................................................22

Schedule of Investments:
         Davis Value Portfolio.....................................................................26
         Davis Financial Portfolio.................................................................29
         Davis Real Estate Portfolio...............................................................31

Statements of Assets and Liabilities...............................................................34

Statements of Operations...........................................................................35

Statements of Changes in Net Assets................................................................36

Notes to Financial Statements......................................................................38

Financial Highlights:
         Davis Value Portfolio.....................................................................42
         Davis Financial Portfolio.................................................................43
         Davis Real Estate Portfolio...............................................................44

Independent Auditors' Report.......................................................................45

Income Tax Information.............................................................................46

Directors and Officers.............................................................................47

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


Dear Fellow Shareholder:

In a recent article in Fortune magazine(1), Warren Buffett outlined his "problem." His thoughts have significance for all investors with inflows of cash who, like Buffett, are making decisions week after week and year after year. Says Buffett, "We've got $100 million a week that I have to figure out what to do with. It's a happy problem, but it's a problem, especially if I do something dumb with it--and that's easy to do."

It is easy to do "dumb" things in this climate. In many respects, we are navigating in uncharted waters with a variety of economic and business indicators at record extremes over the past generation. Let's consider a few of the factors currently viewed as positive or negative for the stock market.

PERCEIVED POSITIVES
Among the factors perceived as favorable by investors are the following:

     o The lowest inflation rate, the highest productivity and the lowest bond yields and mortgage rates in a generation.
     o The deflation of the prior "fairy tale" bubble of growth expectations in the wake of substantial stock price declines.
     o Talk of tax cuts and reforms, such as reducing or eliminating double taxation on dividends.
     o The continuing, if somewhat subdued, strength of the U.S. dollar. The United States still seems to be the only locomotive around to pull the world toward faster growth, which would favor investment in the United States.

PERCEIVED NEGATIVES
Among the factors perceived unfavorably by investors are the following:

     o The lowest nominal sales growth rate at corporations in a generation. Top-line growth at corporations is so low that finding it is like searching for a needle in a haystack.
     o The lowest ability of managements to raise prices due to overcapacity, import pressures from China, Mexico and other countries, and the commoditization effects on list prices from Wal-Mart and the Internet.
     o The highest special charges against earnings (i.e., assessments for pensions, options, write-offs of goodwill, etc.).
     o The highest price/earnings ratios on restated or "cleansed" earnings and the lowest dividend payout ratios.

In addition to the above considerations, we have the highest trade deficit in a generation and big jumps underway in federal spending for defense, homeland security and almost everything else, leading to renewed budget deficits. State and local governments (which cannot print money like the U.S. Treasury) face very tough choices: either cut back services, raise taxes or sell bonds to augment revenues. On top of that is the uncertainty of possible wars, constant terrorism threats and oil price volatility.

NEITHER A BULL NOR A BEAR MARKET
In this investment climate, it is no wonder that investors can see the glass as either half full or half empty and, by oscillating back and forth between bullish and bearish, may end up doing "dumb" things. In our view, it is probably wise at this point to strike the terms "bull market" and "bear market" from investors' vocabulary. When investing what you really care about is the risk/reward ratio, weighing how much you might lose against how much you might make.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

As an example, a true bull market will not be declared until the averages reach new highs. However, if you do the math, this would mean a gain of 33% or more from current levels, and that is quite a bit of money. If the market advances 33% over three years, you would be making 10% a year plus dividends. So even if it takes several years for the market to surpass its previous highs, by owning stocks, you likely will beat the probable cumulative returns from bonds or money market funds going forward. This is especially true if you focus on stocks with competitive dividend yields that can grow over time. Stocks in a wide variety of sectors, such as banks, utilities and energy, fit that description today.

Another perceived negative that could turn positive is that the earnings write-offs so prevalent today actually increase the conservatism of corporate accounting. By enhancing the earnings platform for owners, this conservatism should improve the reward side of the risk/reward equation for shareholders.

Refinancing corporate debt at lower interest rates should also boost earnings. Just as the growth rates of reported earnings during the bubble years were overstated and should have been met with a dose of skepticism, so now reported earnings and growth rates are understated as we consider the outlook for 2003. No one knows by how much, but it is safe to say that the confluence of negatives of 2002 is unlikely to occur in 2003.

IDENTIFYING INVESTMENT OPPORTUNITIES
With patience, it may be time to go out and "fish" for stocks--one at a time, over and over, week after week until you have your "limit." The key, as Mr. Buffett notes, is not to do "dumb" things with your choices. Your decision-making should be deliberate, not impulsive. It helps to create a map to guide you, develop a watch list in areas of knowledge, and go fishing when the odds of success (the risk/reward ratio) look favorable. To us this means looking for companies with reasonable valuations based on their projected earning power. It also means looking for companies with some top-line growth and managements we trust because they have handled themselves with "honor" in the downturn. There is an old saying that when the tide goes out you find out who is wearing a bathing suit. Similarly, the strong healthy companies should be easier to spot now since they have been battle-tested not only by the economy but also within their own industries.

We pay particularly close attention to the capital allocation strategy of the managements with whom we invest. We want management to think and act like owners--frugal and honest, creative but realistic, and focused on earnings per share as the primary scorecard, rather than on size alone. Often managements become optimistic at the wrong time. They let expenses get out of control and/or they look for questionable acquisitions and pay too much. We have found that stretching for double-digit growth in a low single-digit inflation world often destroys shareholder value and is something to guard against.

OUR BIGGEST WORRY
The biggest worry in our minds comes from a scenario of secular deflation since we have no experience with it in our investment lifetimes. Even so, we feel that equities of blue-chip, strong companies with safe dividends may gain market share and perform better than alternatives. In essence, equity coupons should outperform bond coupons. Even Japan, where deflation is advanced, has had its share of equity winners during its dismal decade.

At the moment, we believe that deflation in the United States would require a meltdown of the U.S. financial system or a big jump in unemployment. This we do not see, especially with a war buildup underway. In fact, in spite of the pain from the bursting of the Internet bubble, the economy has inched forward, productivity has continued to rise and corporate houses are being put in order both through cost cutting to help the income statement and capital-raising moves to help the balance sheet. No systemic meltdown has appeared. Unlike Japan, the powers that be here in the corporate, financial and political worlds are moving forward to clean up the mess.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MAINTAINING A LONG-TERM VIEW
For the reasons cited above, we continue to go fishing. In our eyes, the glass is half full, not half empty, and the risk/reward ratio going forward is realistic enough to disregard either the label of bull market or bear market favored by the optimists or the pessimists. The best time to buy stocks is usually when the outlook is a little cloudy, even though it may not feel very comfortable at that moment. At the same time, as we have stated in the past, we believe we are in a trading range market where you do not want to chase strength or rush to sell on weakness. This is a time for selective stock picking with a focus on price and a patient, long-term perspective. In this way, we hope, like Mr. Buffett, to invest without doing something "dumb."(2)


Sincerely,



/s/ Shelby M. C. Davis

Shelby M. C. Davis
Senior Research Advisor

February 7, 2003

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Portfolio delivered a total return of (16.26)% for the one-year period ended December 31, 2002.(3) Over the same time period the Standard & Poor's 500(R) Index returned (22.10)%.(4)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the performance of Davis Value Portfolio?

A. Each year, Ken and I begin our review of Davis Value Portfolio with a discussion concerning recent performance. We measure our performance against the S&P 500(R) Index. Although we are pleased to have outperformed our benchmark, we are far from satisfied with negative absolute returns. As painful as these times are they are an inevitable part of the market cycle and do not weaken our long-term commitment to owning stocks.

Although we cannot predict what the market (as measured by the S&P 500(R) Index) will do in any short period of time, we remain convinced that over long periods of time (measured in decades, not years) it will generate attractive positive returns. We feel this is particularly probable from today's starting point some 40% lower than the peak in March of 2000.

Q. Could you discuss some of the portfolio holdings?

A. Often the performance of individual holdings can be explained to a large degree by the industry in which they fall. This was not the case in 2002. For example, while some insurance shares such as Progressive(5) and Berkshire Hathaway significantly outperformed by simply ending the year about where they started, others such as American International Group and Transatlantic Holdings fell sharply--both down 27%--despite improving fundamentals in their businesses. Similarly, while shares of lenders such as Golden West Financial rose a stunning 22% and Wells Fargo 8%, Citigroup's price declined 25% and Lloyds TSB Group 36%. While shares in some pharmaceutical companies such as Pharmacia rose 4% and Merck declined only modestly, shares in Eli Lilly fell 19% and Pfizer 23%. In general, we believe that these price gyrations were not the result of significant differences in the values of the underlying businesses but rather changes in market psychology. As a result, we added to our holdings in companies such as Citigroup and American International Group at what we hope will prove to be advantageous prices.

As always, some individual holdings warrant particular comment. In recent reports, we discussed Sealed Air, a fine and well-run packaging company that had become exposed to the possibility of asbestos liability. In a nervous market, such news sent the shares tumbling from the mid-40s to a low $13 per share. In December, Sealed Air agreed to pay roughly $800 million to settle all such claims and the shares surged back to end the year at $37--a very decent outcome.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Late in the year, a similarly large risk was likely eliminated in Household International, although the outcome thus far is not as satisfactory. As we discussed in past reports, concerns about the consumer finance business in general and Household in particular had caused the shares to fall more than 50% from their highs. Although the company continued to post excellent results, adverse market psychology threatened the company in a very real way. This threat resulted from the fact that a finance company must fund its lending business by borrowing money in the capital markets. Pessimistic markets demand higher rates or, in the worst case, refuse to fund controversial businesses. Although such an outcome was unlikely in Household's case, it was possible. Facing this threat, CEO Bill Aldinger made the decision to sell the company at a depressed price to HSBC Holdings, an enormously strong and well-run global bank. We have since met with the management of HSBC and, as we are convinced they got a bargain in Household, we have decided to hold our shares for the time being. Our average purchase price of Household was $44 per share, we added to our position at prices as low as $21.40 and the shares currently trade at approximately $28.(6)

A final controversial holding that also ended the year on more certain footing was Tyco. As we reviewed this company in detail in our last report, we will only add that in December Tyco's new management completed a significant and thorough internal audit and, through the announcement of a new unsecured credit line and a substantial convertible bond offering, eliminated concerns about its liquidity. The shares have moved up from a low just below $7 per share to $17 at year-end. You should know that we added to our position at prices between $8 and $17 per share and that it currently makes up about 3.7% of our portfolio at an average purchase price of $29 per share. Nonetheless, it is now clear that Tyco was a far stronger company than those to which it was often compared--including WorldCom, Enron and Global Crossing. Today, Tyco generates sales of $35 billion, earnings of approximately $3 billion and has a market cap in excess of $34 billion. The other three are bankrupt.

Aside from these specific companies, the portfolio continues to be made up of holdings that fall loosely into three categories. The first and largest category is composed of companies that are perceived as world-class, global leaders: companies such as Berkshire Hathaway, American Express, Eli Lilly, UPS, AIG and Citigroup. In addition to our purchase of Citigroup and AIG described above, we also added Microsoft to this list at what we believe to be a very reasonable price.

The second category is made up of holdings in smaller, less well-known companies that we nonetheless consider to be very well-run businesses. These include companies such as Transatlantic Holdings, Costco Wholesale, Golden West Financial, Centerpoint and Lexmark. In this category, our most significant addition was to Costco.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The third category is made up of companies under a cloud, which in addition to the three mentioned near the beginning of this section include Philip Morris, Loews, Aon, and Morgan Stanley. In general, companies in this category will not be perceived as good businesses. It is our intention to try to buy them when they are under a cloud and benefit from both improving underlying fundamentals and an improving business reputation. Such was the case in the past with Citibank (which had been rumored to be bankrupt in the early '90s), Salomon Brothers during the Treasury securities scandal, American Home Products during the diet drug litigation and many others. Buying during storms of controversy or at times of great pessimism is difficult and we have, and will, make mistakes in this category. But we also know that a willingness to invest at such times or in such companies when the majority of others (including the media) think you are wrong is not just advisable but necessary for achieving above-average results. As Benjamin Graham once wrote, "You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right. . . The right kind of investor (takes) added satisfaction from the thought that his operations are exactly opposite to those of the crowd."

Q. What is your outlook?

A. If nothing else, the last five years should have taught all investors the futility of economic or market predications. Certainly it is difficult today to find much about which to be optimistic. Unemployment continues to rise; the Middle East is frightening and unstable; the prospect for corporate profits is not particularly bright nor is the outlook for consumer spending. Of course, it was difficult to find much about which to be pessimistic in March of 2000 when the S&P 500(R) Index was almost 70% above where it is today, the nation enjoyed near-full employment, the U.S. business model had triumphed worldwide, and the economy had expanded continuously for over a decade. As we have written before, the stock market bottom will coincide with the period of greatest pessimism. Warren Buffett said it best when he wrote, "Pessimism is the most common cause of low prices. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It's optimism that is the enemy of the rational buyer." Although neither Ken nor I have any idea whether or not the market has seen its low point for this cycle, we are certain that we are a long way from the optimism of the '90s.

Q. Do you have any additional thoughts for shareholders?

A. The notion of stewardship is essential to the investment process. We view ourselves as stewards of your savings and we hold out the same expectation for the companies in which we invest. Ken and I have taken a more active stance in the last several years than we had in the past in pushing for strong governance in our portfolio companies, most especially in the area of executive compensation and stock options. The great investor Bill Miller of Legg Mason points out that "the center of the corruption is options. As long as managements exert pressure to keep legitimate expenses off the income statement, they are sending a signal that their intent is to deceive." While we have been proud to work on this topic with Bill and several other investors whom we admire, we have been frustrated in our attempt to build a large coalition of institutional investors. In looking for explanations for this, I am reminded of Vanguard founder Jack Bogle's observation that "institutional investors have ignored the responsibilities of corporate citizenship. One reason is short-term focus. If you have 118% turnover in a mutual fund, that's an eleven month holding period--why would you care about governance when you won't even hold the stock until the next annual meeting?" Our average holding period is four to seven years and we have owned many companies for a decade or more. Thus, we will continue to push and have been very gratified by the encouragement we have received both from our shareholders and those in the investment business that we admire.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

As always, I must close by thanking my colleagues. Ken and I are fortunate to work with such a fine group. As a team, they bring intelligence, commitment and integrity to their work. Please know that we are all keenly aware of the responsibility with which you have entrusted us and we thank you for confidence. We will do our best to earn it in the years ahead.(2)

DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

Davis Financial Portfolio delivered a total return of (16.84)% for the one-year period ended December 31, 2002.(3) Over the same time period the Standard & Poor's 500(R) Index returned (22.10)%.(4)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund during 2002?

A. The Fund was down approximately 17% during 2002 compared to a decline of 22% for the S&P 500(R) Index. We are dissatisfied with our 2002 performance, regardless of how much the S&P 500(R) Index declined. At the same time, we want to remind investors that we are a concentrated(7) fund and will have more volatile returns than a broadly diversified index such as the S&P 500(R) Index. At year-end, our top ten holdings represented 51% of the Fund's assets. We like having this heavy concentration in companies where we believe the values are the most attractive. However, if one or two of these large holdings declines significantly over a short time frame, as occurred in 2002, our performance will be adversely impacted. We, of course, hope and work hard to achieve these divergent returns on the positive side, especially versus the S&P 500(R) Index, the primary benchmark against which we judge our performance.

Q. What holdings were major contributors to the Fund's performance?

A. On the positive side, the biggest contributors to our performance were Golden West Financial(5), Moody's, Principal Financial Group, Providian Financial and First Data Corporation. These companies all executed well during 2002 by growing earnings in a very difficult environment for almost all financial services companies. However, during the year, we sold our entire stake in First Data as well as MBNA and a large portion of our position in Moody's when each of these companies reached what we believed were rich valuations.

We are pleased that Providian has been able to improve its balance sheet and liquidity position and that much, but not all, of the insolvency risk facing this consumer credit card company has been eliminated, thanks to the efforts of new CEO Joe Saunders and his new management team. Providian shares appreciated 83% during 2002 and opportunity for additional appreciation remains if management demonstrates that it can grow the company's credit card account base by adding profitable customers in a fiercely competitive business environment.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

We were also able to significantly increase our holdings of several world-class, well-managed companies at prices that we believe represent excellent values. We more than doubled our position in AIG at prices approximately 15 times what we believe the company might earn in 2003. Led by legendary CEO Hank Greenberg, AIG should benefit from one of the most attractive markets for selling property-casualty insurance that we have seen in decades. AIG is without question a global powerhouse with entrenched positions and enormous competitive advantages in many of its markets. The company is also benefiting from a flight to quality as AIG, along with Berkshire Hathaway, are among the few remaining AAA-rated property-casualty companies in the world and thus represent unassailable security for insurance buyers. However, similar to other insurers, the company is currently assessing its reserve position, and it is likely that these reserves may need to be increased to reflect the large jury awards over the past few years affecting many liability coverages. We expect this adjustment to be manageable, however, without affecting AIG's extremely strong ratings. AIG has been able to grow written premiums at a rate several times that of the industry overall--including an outstanding 59% increase during the third quarter--and at prices and terms that should prove very attractive. AIG is now our 12th largest holding at 4% of assets.

We also increased our position in Citigroup by 140% at what we believe to be extremely favorable prices. We have discussed in the past how we search for leading companies with competitive advantages run by shareholder-oriented managements when these companies are under a cloud, as Citigroup certainly was during 2002. The company admits that it made several mistakes over the past few years. These include building up its business in Argentina at just the wrong time, poor oversight of its Salomon Smith Barney brokerage subsidiary resulting in analyst conflict of interest and IPO allocation scandals, and problems relating to structured settlement financing that Citigroup provided to Enron. Despite these difficulties, we always believed Sandy Weill and his team were extremely competent, shareholder-oriented managers who would do all they could to put these issues behind them. Given that Citigroup has over $70 billion in common equity and is on track to earn approximately $23 billion pretax in 2002, we never had concerns about insolvency. At this writing, many, but not all, of these issues have been settled satisfactorily and Citigroup management deserves credit for taking a leadership role in many of its businesses. Citigroup is now our fifth largest holding at almost 5% of assets.

We increased our position in Bank One over eight times last year, as we have long been impressed with the intelligence, drive and integrity of CEO Jamie Dimon. He has been at Bank One only since mid 2000 but has pushed through a remarkable number of improvements, including dramatically upgrading the quality of senior management, streamlining expenses, improving lending discipline, and investing in systems efficiency. At the same time, he has built perhaps the strongest balance sheet in banking. Jamie still has challenges remaining, including finding profitable growth in a sluggish economy. But we believe that over time he will be able to do so. He presents his financial statements conservatively and is as shareholder-oriented as any manager we have ever met. This should produce favorable results for shareholders over the long term.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

On the negative side, many of our larger holdings declined significantly during 2002 from levels that we believed represented reasonable if not bargain prices when the year began. These included steep declines in our largest position, Transatlantic Holdings (down 27%), and in Citigroup (down 25%), AIG (down 27%, although AIG was only a small holding at the beginning of the year) and Swiss private bank Julius Baer (down 36%). While we are obviously disappointed with such poor performance in a single year, we feel much more optimistic about all four of these world-class companies given the attractive owner earnings multiples at which they now trade. We would expect to do well in all of these companies over the next few years given the strong competitive positions of each of these businesses and the capable and honest management teams that run them.

In addition, we had steep losses in two other larger holdings that deserve separate comment. Household International declined 52% during 2002 as the company faced challenges on two key fronts. First, following consumer lending abuses at some of Household's 1,700 branch offices, the company reached a national settlement with the attorneys general of all 50 states at an after-tax cost of some $333 million and also agreed to improve compliance and change some of its business practices and loan terms.

However, Household also faced issues regarding its ability to continue funding its business at favorable terms in the public debt markets. Household is a large lender with loans totaling $107 billion that relies on the unsecured debt markets to fund $75 billion of these loans. Despite being highly profitable with earnings of over $2 billion per year, the company was threatened as fixed-income investors who had suffered huge losses in the bonds of Enron, WorldCom and other high-profile bankruptcies became increasingly nervous about their exposure to Household, especially given the sluggish economy. To guarantee continued access to the public debt markets at reasonable interest costs, CEO Bill Aldinger made the decision to sell the company at a very low price to HSBC. The good news is that after doing our research on HSBC and meeting with its management we believe HSBC is an extremely well-run global financial services company with a first-rate culture. We intend to hold our HSBC shares when the deal closes, as we believe they represent good value at current prices.

Our biggest mistake was our large holding in Tyco International, which decreased 71% during 2002. This was harmful to our Fund's performance even though our average cost in Tyco is $21 per share and the stock closed the year at $17 per share. Many factors contributed to Tyco's undoing, ranging from management malfeasance and an on-again, off-again SEC investigation that undermined confidence in Tyco's financial statements to a misunderstood breakup plan and an ill-timed major acquisition. However, Tyco's overriding problem in our opinion was too much short-term debt. Tyco had $12 billion of debt that would come due by December 2003 and just how the company would be able to refinance these obligations was uncertain. Once Tyco's old management was removed at midyear, we believed the company would be on more solid footing and able to solve its liquidity problems. We even added to the position at an average price of $14 per share.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

At this writing in mid January, we are relieved that many, but not all, of Tyco's problems appear to be solved--for which new CEO Ed Breen, former president of Motorola, deserves high marks. A just completed extensive internal audit commissioned by Tyco's new management concluded that Tyco's managers did employ aggressive accounting but that the cumulative scope of these tactics was immaterial to earnings. Tyco has also solved its liquidity crisis at least for the next few years by raising just under $6 billion in new convertible bonds and bank credit lines. The company hopes to generate free cash flow of $2.5 to $3 billion this fiscal year and earnings per share of $1.50-1.75. Risks still remain, but with the stock trading around $17 per share today(8), the risk/reward ratio seems outstanding if Tyco can deliver on its promises. However, it seems clear today that the situation was never as bad as newspaper headlines suggested and that Tyco was a much stronger company than it appeared to many investors.

Q. What is your outlook for financial stocks?

A. We believe that we will always find opportunities in financial stocks because financial services is a vast industry that is not particularly well understood. In addition, companies tend to be undermanaged overall and the accounting is often esoteric, which should work to the advantage of investors like us who specialize in this area. The opportunity is enormous if we can uncover those great management teams who can take advantage of their weaker competitors by continuously taking market share and thereby build wealth for shareholders. However, given the leverage that generally exists at financial companies, we must do a great job at selecting the right managers because debt magnifies problems as we learned last year with Household International.

Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and favorable long-term growth possibilities. While we have expressed concerns over the past few years about the high level of U.S. equity markets, we feel more positive today since the S&P 500(R) Index is approximately 40% below its peak in March of 2000. Particularly given today's valuations, we believe that carefully selected financial services companies should offer outstanding investment opportunities for shareholders over the long run.

Finally, all the deserved attention on corporate fraud, poor corporate governance by directors, lack of accounting integrity and auditor conflicts of interest will certainly lead to stronger regulations and penalties. This will improve disclosure, reduce the number of abuses and help all investors make better decisions based on adequate information. This should result in a stronger financial system and is one more reason to be optimistic.

Thank you for your continued support.(2)

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Real Estate portfolio generated a total return on net asset value of 5.89% for the one-year period ended December 31, 2002.(3) Over the same time period the Wilshire Real Estate Securities Index provided a return of 2.66%.(4)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of the real estate market and the Fund last year?

A. Last year was the first year in several during which the real estate market's performance made some sense to us. That is, the real estate investment trusts (REITs) that performed better were companies that I consider to be quality companies with thoughtful, long-term business plans based on managing the entire real estate investment cycle. These well-managed companies are the kind of companies the Fund owns and that contributed to our outperformance in 2002.

It was also a year in which dividends, while important, did not necessarily drive a company's valuation. Twelve to twenty-four months ago, this was not the case. At that time, investors seemed to chase companies with the highest dividend yields regardless of the perceived quality of those companies or the associated risks. As a result, the stock prices of companies that we regarded as mediocre rallied even though their businesses were not performing well. In 2002, this changed. Some of the companies that were big dividend yield plays in 2001--most notably in the health care arena--encountered serious problems with certain tenants' rent-paying capabilities and were forced to cut their dividends; these REITs could no longer sustain that level of payout. As a result, their stockholders suffered not only a decrease in income but also a collapse in share price, a double whammy. Since the Fund had not invested in these marginal businesses, it avoided this carnage.

Q. What were the best-performing and worst-performing sectors last year?

A. In that regard, 2002 was a year of surprises. The top-performing sector last year was retail REITs and the worst-performing sector was apartment REITs--just the opposite of what might be expected in a poor economic environment with a weak labor market. The underlying reason for these counterintuitive results is the same in both cases--historically low interest rates.

Normally, the apartment sector tends to hold up relatively well in recessions because when people lose their jobs, they may give up their credit cards or their cars, but the last thing they will give up is their homes. Further, people who are considering leaving apartments and buying homes traditionally postpone that decision in economic downturns because they are uncertain about their incomes. In fact, typically in recessions, people are more likely to sell their homes and move into apartments because renting is generally cheaper than owning. However, when owning a home involves a monthly mortgage payment that is similar to an apartment rental, most people prefer to own. Thanks to very low interest rates, that is what we saw happening last year--making it the only recession in recent history where housing sales were astronomical and people were trading up, not down. We were fortunate to have reduced our positions in the apartment sector early in 2002, thus minimizing our exposure to this group as apartment vacancies mounted and apartment REITs' financial performance weakened.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Turning to last year's top-performing sector, the retail REITs benefited from stronger than expected consumption buoyed in large part by a mortgage refinancing boom created by low interest rates and reasonably low unemployment. Retailers followed a strategy of leasing space in those malls and strip centers with the strongest market positions. This led to strong performance by retail REITs with assets in those market locations. So both apartment and retail REITs were impacted by low interest rates but in a counterintuitive way.

Q. What were some of the Fund's best-performing holdings last year?

A. Basically, it was a year when our overall portfolio performed reasonably well, rather than performance being driven by two or three holdings. At Davis Advisors we make investment decisions based not solely on industry segmentation but because we find the investment merits of individual companies compelling. Two retail REITs that were strong performers last year were General Growth Properties(5), a longtime favorite of ours, and Chelsea Property Group, a new investment in 2002. Both companies have dynamic management teams, thoughtfully designed business plans and certain franchise values within their particular areas of specialization.

Centerpoint Properties, an industrial REIT that we have owned for a number of years and the Fund's largest holding, also generated good gains in 2002. We believe that Centerpoint is the best-run real estate company in the industry and a fine example of a company that manages the entire real estate investment cycle well. The fact that Centerpoint continues to outperform is testimony to the fact that the company has a long-term business plan for making money that works regardless of where it is in the business cycle. Centerpoint is adept at building and buying, developing and repositioning, managing and selling properties. Thus, the company is able to cultivate tremendous value from the properties it owns and then put proceeds from property sales to work in other real estate to begin the process all over again.

Q. What is your long-term outlook for real estate?

A. Looking forward is always difficult and that is particularly true now as we are facing a potential war (or wars), terrorism threats, a directionless economy, and the potential for material changes in the tax law. Even with those difficult and uncertain external factors, we are heartened to see more real estate companies focused today on managing the entire real estate cycle. These companies rarely find themselves beholden to the prevailing real estate economy and are capable of creating value in spite of it. In our experience, these companies tend to outperform over the long term. Several years ago there were but a handful of such companies. Today there are many from which to choose and that is indicative of the industry's maturation. We expect that, over the long term, real estate will prove itself a valuable part of an investment portfolio and performance in 2002 underscores this.(2)

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Variable Account Funds prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1)  Source: Fortune Magazine,  November 11, 2002.

(2) Davis Variable Account Funds investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Financial Portfolio concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

(3) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2002.


    ----------------------------------------------------------------------
                                                            INCEPTION
    PORTFOLIO NAME                       1 YEAR           (July 1, 1999)
    ------------------------------------------------------ ---------------
    Davis Value Portfolio               (16.26)%             (4.80)%
    ------------------------------------------------------ ---------------
    Davis Financial Portfolio           (16.84)%             (2.78)%
    ------------------------------------------------------ ---------------
    Davis Real Estate Portfolio           5.89%               6.07%
    ----------------------------------------------------------------------


Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call shareholder services at 1-800-279-0279.

..


DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

(5) Davis Variable Account Funds investment professionals candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments list each Fund's holdings of each company discussed.

(6)  Household International price was $28.28 on January 17, 2003.

(7) Legally, Davis Financial Portfolio is a diversified fund under the Investment Company Act of 1940.

(8)  Tyco International price was $17.87 on January 17, 2003.

Shares of Davis Variable Account Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2002
================================================================================



PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------

Short Term Investments, Other Assets & Liabilities .....................  9.8%
Common Stock ........................................................... 90.2%


SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
--------------------------------------

Real Estate ............................................................  2.4%
Other ..................................................................  7.7%
Banks and Savings & Loan ............................................... 12.7%
Consumer Products ......................................................  6.7%
Diversified Manufacturing ..............................................  5.3%
Energy .................................................................  6.3%
Technology .............................................................  4.0%
Pharmaceutical and Healthcare ..........................................  3.8%
Financial Services ..................................................... 22.9%
Food/Beverage & Restaurant .............................................  4.0%
Industrial .............................................................  3.1%
Retailing ..............................................................  6.0%
Insurance .............................................................. 15.1%



TOP 10 HOLDINGS
STOCK                                             SECTOR                               % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------
American Express Co.                              Financial Services                             7.50%
Philip Morris Cos. Inc.*                          Consumer Products                              6.03%
American International Group, Inc.                Multi-Line Insurance                           5.00%
Wells Fargo & Co.                                 Banks and Savings & Loan Associations          4.25%
Citigroup Inc.                                    Financial Services                             3.98%
Household International, Inc.                     Financial Services                             3.70%
Tyco International Ltd.                           Diversified Manufacturing                      3.70%
Costco Wholesale Corp.                            Retailing                                      3.17%
Golden West Financial Corp.                       Banks and Savings & Loan Associations          3.11%
Bank One Corp.                                    Banks and Savings & Loan Associations          3.08%



*  Changed name to Altria Group, Inc. effective 01/27/03

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted positions are those greater than 0.99% of 12/31/02 total net assets)

                                                                                  DATE OF 1ST        % OF 12/31/02
SECURITY                                    SECTOR                                PURCHASE          FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Albertson's, Inc.                           Retailing                             04/01/02                0.26%
American Standard Cos. Inc.                 Building Materials                    03/28/02                0.59%
Diageo PLC, ADR                             Food/Beverage & Restaurant            02/27/02                1.64%
IMS Health Inc.                             Information/Information Processing    04/23/02                  -
Level 3 Communications, Inc.                Telecommunications                    07/11/02                  -
Microsoft Corp.                             Technology                            07/29/02                1.15%
Pfizer Inc.                                 Pharmaceutical and Health Care        07/15/02                0.59%


POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $400,000 are highlighted)


                                                                                  DATE OF
SECURITY                                    SECTOR                                FINAL SALE           GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                  Electronics                           04/16/02          $     (406,081)
American Home Products Corp.                Pharmaceutical and Health Care        01/11/02                 360,851
Bristol-Myers Squibb Co.                    Pharmaceutical and Health Care        10/11/02              (1,039,962)
Eastman Kodak Co.                           Consumer Products                     04/09/02                  14,206
First Data Corp.                            Data Processing                       04/05/02                 177,456
Hewlett-Packard Co.                         Technology                            04/11/02              (3,098,918)
IMS Health Inc.                             Information/Information Processing    10/10/02                (420,360)
Kinder Morgan, Inc.                         Pipelines                             10/08/02              (1,243,965)
Level 3 Communications, Inc.                Telecommunications                    11/26/02                 (31,736)
Loral Space & Communications Ltd.           Telecommunications                    03/01/02                 (79,059)
Lucent Technologies Inc.                    Telecommunications                    03/26/02                (647,407)
Masco Corp.                                 Building Materials                    11/01/02                 319,088
McDonald's Corp.                            Food/Beverage & Restaurant            05/02/02                 (66,494)
Monsanto Co.                                Agriculture                           09/30/02                 (10,416)
Novell, Inc.                                Technology                            03/11/02                 (99,032)
3M Co.                                      Diversified Manufacturing             12/20/02                 111,303


DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
COMPARISON OF DAVIS VALUE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

--------------------------------------------------------------------------------
One Year ..................................................  (16.26)%
Life of Fund (July 1, 1999 through December 31, 2002)......   (4.80)%
--------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Value Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2002 the value of your investment would have been $8,418 - a 15.82% decrease on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $6,688 - a 33.12% decrease.

-------------------------------------------
                  S&P 500           DVP
-------------------------------------------
  7/1/99        $10,000.00      $10,000.00
-------------------------------------------
12/31/99        $10,706.00      $10,263.57
-------------------------------------------
12/31/00        $ 9,731.00      $11,218.07
-------------------------------------------
12/31/01        $ 8,579.00      $10,052.32
-------------------------------------------
12/31/02        $ 6,688.00      $ 8,417.83
-------------------------------------------

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2002
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------

Short Term Investments, Other Assets & Liabilities ....................  6.0%
Common Stock .......................................................... 94.0%


SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
--------------------------------------

Insurance ............................................................. 34.2%
Other .................................................................  7.3%
Banks and Savings & Loan .............................................. 13.4%
Diversified Manufacturing .............................................  7.5%
Financial Services .................................................... 37.6%


TOP 10 HOLDINGS
STOCK                                             SECTOR                               % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------
American Express Co.                              Financial Services                           7.90%
Tyco International Ltd.                           Diversified Manufacturing                    7.03%
Transatlantic Holdings, Inc.                      Reinsurance                                  5.46%
Loews Corp.                                       Financial Services                           4.78%
Citigroup Inc.                                    Financial Services                           4.74%
Wells Fargo & Co.                                 Banks and Savings & Loan Associations        4.32%
Cincinnati Financial Corp.                        Property/Casualty Insurance                  4.24%
Julus Baer Holding Ltd., Class B                  Investment Firms                             4.24%
Household International, Inc.                     Financial Services                           4.24%
Golden West Financial Corp.                       Banks and Savings & Loan Associations        4.21%


DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
 (Highlighted Positions are those greater than 0.99% of 12/31/02 total net assets)


                                                                                                        % OF 12/31/02
                                                                                     DATE OF 1ST            FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Kinder Morgan, Inc.                              Pipelines                           03/01/02                 -
Lloyds TSB Group PLC, ADR                        Banks and Savings & Loan
                                                  Associations                       01/22/02               0.23%
Wells Fargo & Co.                                Banks and Savings & Loan
                                                  Associations                       05/31/02               4.32%



POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $50,000 are highlighted)


                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE           GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc.                       Banks and Savings & Loan
                                                  Associations                       04/16/02            $    (28,817)
Costco Wholesale Corp.                           Retailing                           06/12/02                  54,947
First Data Corp.                                 Data Processing                     03/13/02                 281,475
Horace Mann Educators Corp.                      Multi-Line Insurance                10/16/02                 (49,722)
Kinder Morgan, Inc.                              Pipelines                           06/25/02                 (14,184)
Lexmark International, Inc.                      Technology                          03/01/02                   3,136
Martin Marietta Materials, Inc.                  Building Materials                  05/09/02                 (57,950)
MBNA Corp.                                       Financial Services                  04/03/02                  60,772
Morgan Stanley                                   Investment Firms                    08/27/02                (138,790)
Travelers Property Casualty Corp., Class A       Property/Casualty Insurance         09/12/02                  (9,310)
Travelers Property Casualty Corp., Class B       Property/Casualty Insurance         09/12/02                 (21,965)


DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
COMPARISON OF DAVIS FINANCIAL PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

----------------------------------------------------------------------------
One Year ...................................................    (16.84)%
Life of Fund (July 1, 1999 through December 31, 2002)........    (2.78)%
----------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Financial Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2002 the value of your investment would have been $9,061 - a 9.39% decrease on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $6,688 - a 33.12% decrease.


-------------------------------------------
                  S&P 500           DFP
-------------------------------------------
  7/1/99        $10,000.00      $10,000.00
-------------------------------------------
12/31/99        $10,706.00      $ 9,282.62
-------------------------------------------
12/31/00        $ 9,731.00      $12,157.43
-------------------------------------------
12/31/01        $ 8,579.00      $10,896.24
-------------------------------------------
12/31/02        $ 6,688.00      $ 9,061.29
-------------------------------------------


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Financial Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2002
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------

Short Term Investments, Other Assets & Liabilities ....................  3.5%
Common Stocks ......................................................... 87.5%
Prefered Stock ........................................................  9.0%


SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)

Diversified ...........................................................  4.9%
Hotels & Lodging ......................................................  4.0%
Real Estate ........................................................... 91.1%



TOP 10 HOLDINGS
STOCK                                             SECTOR                               % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------
Centerpoint Properties Trust                      Industrial (REITS)                        9.12%
ProLogis                                          Industrial (REITS)                        5.00%
General Growth Properties, 7.25%, 7/15/08,
     Cum. Conv. Pfd.                              Malls (REITS)                             4.80%
Chelsea Property Group, Inc.                      Outlet Centers (REITS)                    4.38%
Simon Property Group, Inc.                        Malls (REITS)                             4.28%
Liberty Property Trust                            Diversified (REITS)                       4.19%
Starwood Hotels & Resorts Worldwide, Inc.         Hotels & Lodging                          3.88%
Catellus Development Corp.                        Diversified                               3.86%
United Dominion Realty Trust, Inc.                Apartments (REITS)                        3.78%
Developers Diversified Realty Corp.               Shopping Centers (REITS)                  3.61%


DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
 (Highlighted positions are those greater than 0.99% of 12/31/02 total net assets)


                                                                                                 % OF 12/31/02
                                                                                  DATE OF 1ST    FUND
SECURITY                                    SECTOR                                PURCHASE       NET ASSETS
---------------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.,
     Class A                                Apartments (REITS)                    02/27/02               -
Apartment Investment & Management Co.,
     9.00%, Series P, Cum. Conv. Pfd.       Apartments (REITS)                    01/17/02             0.03%
Apartment Investment & Management Co.,
     9.375%, Series G, Cum. Pfd.            Apartments (REITS)                    01/15/02               -
Arden Realty, Inc.                          Office Space (REITS)                  01/15/02             0.99%
CBL & Associates Properties, Inc.           Malls (REITS)                         03/11/02             3.58%
Centerpoint Properties Trust, 8.48%,
     Series A, Cum. Pfd                     Industrial (REITS)                    01/15/02             0.39%
Chelsea Property Group, Inc.                Outlet Centers (REITS)                04/24/02             4.38%
Corporate Office Properties Trust           Office Space (REITS)                  02/27/02             0.99%
Developers Diversified Realty Corp.         Shopping Centers (REITS)              10/02/02             3.61%
Equity Residential, 8.60%, Series D,
     Cum. Pfd.                              Apartments (REITS)                    01/14/02             0.23%
Equity Residential, 9.125%, Series C,
     Cum. Pfd.                              Apartments (REITS)                    03/06/02             0.06%
Forest City Enterprises, Inc., Class A      Diversified                           12/02/02             0.83%
Highwoods Properties, Inc.                  Office Space (REITS)                  01/15/02               -
Home Properties of New York, Inc.           Apartments (REITS)                    01/15/02             2.58%
Kimco Realty Corp., 8.375%, Series C,
     Cum. Pfd.                              Shopping Centers (REITS)              01/15/02               -
Plum Creek Timber Co., Inc.                 Forestry (REITS)                      12/09/02             0.49%
PS Business Parks, Inc.                     Office Space (REITS)                  02/01/02               -
Simon Property Group, Inc.                  Malls (REITS)                         05/10/02             4.28%
SL Green Realty Corp.                       Office Space (REITS)                  02/14/02               -


DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $20,000 are highlighted)

                                                                                  DATE OF
SECURITY                                    SECTOR                                FINAL SALE     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.,
     Class A                                Apartments (REITS)                    04/24/02       $    15,938
Apartment Investment & Management Co.,
     9.375%, Series G, Cum. Pfd.            Apartments (REITS)                    08/19/02               168
Beazer Homes USA, Inc.                      Residential/Commercial Building       05/16/02           (16,481)
Brookfield Properties Corp.                 Diversified                           01/09/02           (10,050)
Centex Corp.                                Residential/Commercial Building       01/25/02            27,005
Highwoods Properties, Inc.                  Office Space (REITS)                  10/14/02          (117,374)
KB Home                                     Residential/Commercial Building       01/25/02            15,790
Kilroy Realty Corp.                         Diversified (REITS)                   10/07/02           (55,341)
Kimco Realty Corp., 8.375%, Series C,
     Cum. Pfd.                              Shopping Centers (REITS)              04/12/02               199
Lennar Corp.                                Residential/Commercial Building       01/25/02            22,998
Marriott International, Inc., Class A       Hotels & Lodging                      10/21/02          (112,282)
PS Business Parks, Inc.                     Office Space (REITS)                  07/24/02           (12,183)
Pulte Homes, Inc.                           Residential/Commercial Building       01/25/02            15,473
Six Flags, Inc., 7.25%, 8/15/09,
     Conv. Pfd.                             Resorts/Theme Parks                   08/13/02           (93,088)
SL Green Realty Corp.                       Office Space (REITS)                  07/24/02            (6,676)
Taubman Centers, Inc.                       Malls (REITS)                         12/30/02           115,056
TrizecHahn Corp.                            Diversified                           03/12/02            (6,779)


DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
COMPARISON OF DAVIS REAL ESTATE PORTFOLIO AND WILSHIRE REAL ESTATE SECURITIES INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

----------------------------------------------------------------------------
One Year ......................................................    5.89%
Life of Fund (July 1, 1999 through December 31, 2002)..........    6.07%
----------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Real Estate Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2002 the value of your investment would have grown to $12,291 - a 22.91% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index is also presented on the chart below.


-------------------------------------------
                 Wilshire          DREP
-------------------------------------------
  7/1/99        $10,000.00      $10,000.00
-------------------------------------------
12/31/99        $ 9,075.00      $ 8,920.53
-------------------------------------------
12/31/00        $11,863.75      $11,001.85
-------------------------------------------
12/31/01        $13,103.51      $11,606.73
-------------------------------------------
12/31/02        $13,452.06      $12,290.85
-------------------------------------------


Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
DECEMBER 31, 2002


VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (90.24%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (11.49%)
       238,500    Bank One Corp. ..............................................................  $   8,717,175
       122,700    Golden West Financial Corp. .................................................      8,811,087
       102,900    Lloyds TSB Group PLC, ADR....................................................      2,941,911
       256,900    Wells Fargo & Co. ...........................................................     12,040,903
                                                                                                 -------------
                                                                                                    32,511,076
                                                                                                 -------------
   BUILDING MATERIALS - (2.11%)
        23,300    American Standard Cos. Inc.*.................................................      1,657,562
        64,700    Martin Marietta Materials, Inc. .............................................      1,983,702
        62,200    Vulcan Materials Co. ........................................................      2,332,500
                                                                                                 -------------
                                                                                                     5,973,764
   CONSUMER PRODUCTS - (6.03%)
       421,200    Philip Morris Cos. Inc. .....................................................     17,071,236
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (4.81%)
       108,200    Dover Corp. .................................................................      3,155,112
       612,858    Tyco International Ltd. .....................................................     10,467,615
                                                                                                 -------------
                                                                                                    13,622,727
                                                                                                 -------------
   ELECTRONICS - (0.31%)
       618,800    Agere Systems Inc., Class A*.................................................        891,072
                                                                                                 -------------
   ENERGY - (5.66%)
       139,271    ConocoPhillips...............................................................      6,739,324
       125,200    Devon Energy Corp. ..........................................................      5,746,680
        88,200    EOG Resources, Inc. .........................................................      3,520,944
                                                                                                 -------------
                                                                                                    16,006,948
                                                                                                 -------------
   FINANCIAL SERVICES - (18.82%)
       600,900    American Express Co. ........................................................     21,241,815
       319,933    Citigroup Inc. ..............................................................     11,258,442
        74,200    Dun & Bradstreet Corp.*......................................................      2,559,158
       376,400    Household International, Inc. ...............................................     10,467,684
        93,000    Loews Corp. .................................................................      4,134,780
        76,700    Moody's Corp. ...............................................................      3,166,943
        69,200    Providian Financial Corp.*...................................................        449,108
                                                                                                 -------------
                                                                                                    53,277,930
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (3.62%)
       106,300    Diageo PLC, ADR..............................................................      4,655,940
        44,000    Hershey Foods Corp. .........................................................      2,967,360
        67,600    Kraft Foods Inc., Class A....................................................      2,631,668
                                                                                                 -------------
                                                                                                    10,254,968
                                                                                                 -------------
   HOTELS & MOTELS - (0.80%)
        68,800    Marriott International, Inc., Class A........................................      2,261,456
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2002


                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   INDUSTRIAL - (2.77%)
       210,200    Sealed Air Corp.*............................................................  $   7,840,460
                                                                                                 -------------
   INSURANCE BROKERS - (0.95%)
       142,100    Aon Corp. ...................................................................      2,684,269
                                                                                                 -------------
INVESTMENT FIRMS - (1.86%)
       103,400    Morgan Stanley...............................................................      4,127,728
        87,300    Stilwell Financial, Inc. (changed name to Janus Capital Group
                    Inc. effective 01/02/03) ..................................................      1,141,011
                                                                                                 -------------
                                                                                                     5,268,739
                                                                                                 -------------
   LIFE INSURANCE - (0.63%)
        43,500    Principal Financial Group, Inc. .............................................      1,310,655
        27,200    Sun Life Financial Services of Canada Inc. ..................................        463,762
                                                                                                 -------------
                                                                                                    1,774,417
                                                                                                 -------------
   MEDIA - (0.38%)
        28,400    WPP Group PLC, ADR...........................................................      1,074,798
                                                                                                 -------------
   MULTI-LINE INSURANCE - (5.00%)
       244,437    American International Group, Inc. ..........................................     14,140,680
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (3.43%)
        78,200    Eli Lilly and Co. ...........................................................      4,965,700
        27,600    Merck & Co., Inc. ...........................................................      1,562,436
        54,700    Pfizer Inc. .................................................................      1,672,179
        35,900    Pharmacia Corp. .............................................................      1,500,620
                                                                                                 -------------
                                                                                                     9,700,935
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (5.24%)
           111    Berkshire Hathaway Inc., Class A*............................................      8,075,250
            42    Berkshire Hathaway Inc., Class B*............................................        101,766
        20,200    Chubb Corp. .................................................................      1,054,440
         1,200    Markel Corp.*................................................................        246,600
        96,900    Progressive Corp. (Ohio).....................................................      4,809,147
        12,414    Travelers Property Casualty Corp., Class A*..................................        181,865
        25,505    Travelers Property Casualty Corp., Class B*..................................        373,648
                                                                                                 -------------
                                                                                                    14,842,716
                                                                                                 -------------
   PUBLISHING - (0.90%)
        35,400    Gannett Co., Inc. ...........................................................      2,541,720
                                                                                                 -------------
   REAL ESTATE - (2.13%)
         5,000    Avalonbay Communities, Inc. .................................................        195,700
       101,900    Centerpoint Properties Trust.................................................      5,823,585
                                                                                                 -------------
                                                                                                     6,019,285
                                                                                                 -------------
   REINSURANCE - (1.84%)
        78,250    Transatlantic Holdings, Inc. ................................................      5,219,275
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2002


                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                            (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED

   RETAILING - (5.41%)
        33,100    Albertson's, Inc. ........................................................... $      736,806
       318,800    Costco Wholesale Corp.*......................................................      8,959,874
        30,400    J. C. Penney Co., Inc. ......................................................        699,504
        90,300    RadioShack Corp. ............................................................      1,692,222
       138,500    Safeway Inc.*................................................................      3,235,360
                                                                                                --------------
                                                                                                    15,323,766
                                                                                                --------------
   TECHNOLOGY - (3.60%)
        93,500    BMC Software, Inc.*..........................................................      1,599,785
        87,800    Lexmark International, Inc.*.................................................      5,311,900
        63,200    Microsoft Corp.*.............................................................      3,268,704
                                                                                                --------------
                                                                                                    10,180,389
                                                                                                --------------
   TELECOMMUNICATIONS - (0.35%)
       136,500    Tellabs, Inc.*...............................................................        990,990
                                                                                                --------------
   TRANSPORTATION - (2.10%)
        94,100    United Parcel Service, Inc., Class B.........................................      5,935,828
                                                                                                --------------

                      Total Common Stock - (identified cost $296,770,280)......................    255,409,444
                                                                                                --------------

SHORT TERM INVESTMENTS - (9.37%)

$   26,515,000    Nomura Securities International, Inc. Joint Repurchase Agreement 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $26,516,856
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $27,045,300) - (identified cost $26,515,000)..........       26,515,000
                                                                                                --------------


                  Total Investments - (99.61%) - (identified cost $323,285,280) - (a)..........    281,924,444
                  Other Assets Less Liabilities - (0.39%)......................................      1,114,736
                                                                                                --------------
                      Net Assets - (100%)...................................................... $  283,039,180
                                                                                                ==============

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $324,313,241. At December
31, 2002 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $    9,187,176
                  Unrealized depreciation......................................................    (51,575,973)
                                                                                                --------------
                        Net unrealized depreciation ........................................... $  (42,388,797)
                                                                                                ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
DECEMBER 31, 2002


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
================================================================================================================
COMMON STOCK - (93.98%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (12.58%)
        22,400    Bank One Corp. ..............................................................  $     818,720
         3,550    Fifth Third Bancorp..........................................................        208,243
        18,600    Golden West Financial Corp. .................................................      1,335,666
         3,146    Lloyds TSB Group PLC.........................................................         22,583
         2,600    Lloyds TSB Group PLC, ADR....................................................         74,334
         4,100    State Street Corp. ..........................................................        159,900
        29,200    Wells Fargo & Co. ...........................................................      1,368,604
                                                                                                 -------------
                                                                                                     3,988,050
                                                                                                 -------------
   CONSUMER PRODUCTS - (3.87%)
        30,300    Philip Morris Cos. Inc. .....................................................      1,228,059
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (7.03%)
       130,500    Tyco International Ltd. .....................................................      2,228,940
                                                                                                 -------------
   FINANCIAL SERVICES - (29.48%)
        70,900    American Express Co. ........................................................      2,506,315
        13,050    Charles Schwab Corp. ........................................................        141,593
        42,700    Citigroup Inc. ..............................................................      1,502,613
        35,400    Dun & Bradstreet Corp.*......................................................      1,220,946
        48,300    Household International, Inc. ...............................................      1,343,223
        34,100    Loews Corp. .................................................................      1,516,086
        22,200    Moody's Corp.  ..............................................................        916,638
        31,000    Providian Financial Corp.*...................................................        201,190
                                                                                                 -------------
                                                                                                     9,348,604
                                                                                                 -------------
   INDUSTRIAL - (3.00%)
        25,500    Sealed Air Corp.*............................................................        951,150
                                                                                                 -------------
   INSURANCE BROKERS - (2.37%)
        39,800    Aon Corp. ...................................................................        751,822
                                                                                                 -------------
   INVESTMENT FIRMS - (5.91%)
         6,200    Julius Baer Holding Ltd., Class B............................................      1,344,805
        40,400    Stilwell Financial, Inc. (changed name to Janus Capital Group
                    Inc. effective 01/02/03) ..................................................        528,028
                                                                                                 -------------
                                                                                                     1,872,833
                                                                                                 -------------
   LIFE INSURANCE - (6.41%)
        42,600    Principal Financial Group, Inc. .............................................      1,283,538
        43,900    Sun Life Financial Services of Canada Inc. ..................................        748,495
                                                                                                 -------------
                                                                                                     2,032,033
                                                                                                 -------------
   MULTI-LINE INSURANCE - (3.99%)
        21,887    American International Group, Inc. ..........................................      1,266,163
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (11.32%)
             7    Berkshire Hathaway Inc., Class A*............................................        509,250
           395    Berkshire Hathaway Inc., Class B*............................................        957,085
        35,700    Cincinnati Financial Corp. ..................................................      1,345,354


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
DECEMBER 31, 2002


                                                                                                      VALUE
SHARES/PRINCIPAL                                  SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK  - CONTINUED

   PROPERTY/CASUALTY INSURANCE - CONTINUED
         8,200    FPIC Insurance Group, Inc.*..................................................  $      56,621
         3,500    Markel Corp.*................................................................        719,250
                                                                                                 -------------
                                                                                                     3,587,560
                                                                                                 -------------
   REINSURANCE - (8.02%)
        14,700    Everest Re Group, Ltd. ......................................................        812,910
        25,950    Transatlantic Holdings, Inc. ................................................      1,730,865
                                                                                                 -------------
                                                                                                     2,543,775
                                                                                                 -------------

                      Total Common Stock - (identified cost $33,903,630).......................     29,798,989
                                                                                                 -------------

SHORT TERM INVESTMENTS - (8.50%)
$ 2,695,000       Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $2,695,189
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $2,748,900) - (identified cost $2,695,000) ............      2,695,000
                                                                                                 -------------


                  Total Investments - (102.48%) - (identified cost $36,598,630) - (a)..........     32,493,989
                  Liabilities Less Other Assets - (2.48%)......................................       (785,230)
                                                                                                 -------------
                      Net Assets - (100%)......................................................  $  31,708,759
                                                                                                 =============

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $36,947,423. At December 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   1,396,961
                  Unrealized depreciation......................................................     (5,850,395)
                                                                                                 -------------
                        Net unrealized depreciation............................................  $  (4,453,434)
                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
DECEMBER 31, 2002


                                                                                                     VALUE
SHARES                                                SECURITY                                      (NOTE 1)
==============================================================================================================
COMMON STOCK - (87.54%)

   APARTMENTS (REITS) - (13.56%)
        15,400    Archstone-Smith Trust........................................................  $     362,516
        14,800    Avalonbay Communities, Inc. .................................................        579,272
         7,400    Equity Residential...........................................................        181,892
         4,500    Essex Property Trust, Inc. ..................................................        228,825
        14,100    Home Properties of New York, Inc. ...........................................        485,745
        43,500    United Dominion Realty Trust, Inc. ..........................................        711,660
                                                                                                 -------------
                                                                                                     2,549,910
                                                                                                 -------------
   DIVERSIFIED - (4.70%)
        36,600    Catellus Development Corp.*..................................................        726,510
         4,700    Forest City Enterprises, Inc., Class A.......................................        156,745
                                                                                                 -------------
                                                                                                       883,255
                                                                                                 -------------
   DIVERSIFIED (REITS) - (11.06%)
        26,300    Duke Realty Corp. ...........................................................        669,335
        24,700    Liberty Property Trust.......................................................        788,918
        16,731    Vornado Realty Trust.........................................................        622,393
                                                                                                 -------------
                                                                                                     2,080,646
                                                                                                 -------------
   FORESTRY (REITS) - (0.49%)
         3,900    Plum Creek Timber Co., Inc. .................................................         92,040
                                                                                                 -------------
   HOTELS & LODGING - (3.88%)
        30,700    Starwood Hotels & Resorts Worldwide, Inc. ...................................        728,818
                                                                                                 -------------
   INDUSTRIAL (REITS) - (17.08%)
        30,000    Centerpoint Properties Trust ................................................      1,714,500
        19,900    First Industrial Realty Trust, Inc. .........................................        557,200
        37,400    ProLogis.....................................................................        940,610
                                                                                                 -------------
                                                                                                     3,212,310
                                                                                                 -------------
   MALLS (REITS) - (10.73%)
        16,800    CBL & Associates Properties, Inc. ...........................................        672,840
        10,400    General Growth Properties, Inc. .............................................        540,800
        23,600    Simon Property Group, Inc. ..................................................        804,052
                                                                                                 -------------
                                                                                                     2,017,692
                                                                                                 -------------
   OFFICE SPACE (REITS) - (15.72%)
        14,000    Alexandria Real Estate Equities, Inc. .......................................        596,400
         8,400    Arden Realty, Inc. ..........................................................        186,060
        18,200    Boston Properties, Inc. .....................................................        670,852
        21,700    CarrAmerica Realty Corp. ....................................................        543,585
        13,300    Corporate Office Properties Trust............................................        186,599
        20,723    Equity Office Properties Trust...............................................        517,660
         7,300    Parkway Properties, Inc. ....................................................        256,084
                                                                                                 -------------
                                                                                                     2,957,240
                                                                                                 -------------


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 2002


                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   OUTLET CENTERS (REITS) - (4.38%)
        24,700    Chelsea Property Group, Inc. ................................................  $     822,757
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (5.94%)
        30,900    Developers Diversified Realty Corp. .........................................        679,491
            22    JDN Realty Corp. ............................................................            241
        14,300    Kimco Realty Corp. ..........................................................        438,152
                                                                                                 -------------
                                                                                                     1,117,884
                                                                                                 -------------

                    Total Common Stock - (identified cost $16,386,210).........................     16,462,552
                                                                                                 -------------

PREFERRED STOCK - (8.98%)

   APARTMENTS (REITS) - (0.61%)
           200    Apartment Investment & Management Co., 9.00%, Series P,
                    Cum. Conv. Pfd. ...........................................................          5,040
         2,000    Equity Residential, 7.00%, Series E, Cum. Conv. Pfd. ........................         55,250
         1,600    Equity Residential, 8.60%, Series D, Cum. Pfd. ..............................         43,120
           400    Equity Residential, 9.125%, Series C, Cum. Pfd. .............................         10,768
                                                                                                 -------------
                                                                                                       114,178
   INDUSTRIAL (REITS) - (0.39%)
         2,900    Centerpoint Poperties Trust, 8.48%, Series A, Cum. Pfd. .....................         73,747
                                                                                                 -------------
   MALLS (REITS) - (4.80%)
        27,200    General Growth Properties, 7.25%, 7/15/08, Cum. Conv. Pfd. ..................        903,040
                                                                                                 -------------
   OFFICE SPACE (REITS) - (3.18%)
        17,600    SL Green Realty Corp., 8.00%, 4/15/08, Cum. Conv. Pfd. ......................        597,520
                                                                                                 -------------

                    Total Preferred Stock - (identified cost $1,499,314).......................      1,688,485
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 2002


                                                                                                     VALUE
PRINCIPAL                                             SECURITY                                      (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (0.82%)

$  154,000        Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $154,011
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $157,080) - (identified cost $154,000) .................  $     154,000
                                                                                                 -------------


                  Total Investments - (97.34%) - (identified cost $18,039,524) - (a)...........     18,305,037
                  Other Assets Less Liabilities - (2.66%)......................................        501,171
                                                                                                 -------------
                      Net Assets - (100%)......................................................  $  18,806,208
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $18,084,248. At December 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     941,666
                  Unrealized depreciation.....................................................        (720,877)
                                                                                                 -------------
                        Net unrealized appreciation ...........................................  $     220,789
                                                                                                 =============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2002
================================================================================


                                                                                             DAVIS
                                                          DAVIS             DAVIS             REAL
                                                          VALUE            FINANCIAL         ESTATE
                                                         PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                      ---------------   ---------------  ------------------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments)..............................    $   281,924,444    $   32,493,989   $   18,305,037
   Cash...........................................             16,938             5,307            2,895
   Receivables:
     Dividends and interest.......................            518,188            56,102          143,526
     Capital stock sold...........................          1,336,291           136,329           44,415
     Investment securities sold...................             -                  -              336,200
     Due from adviser.............................             -                  -                  404
   Other assets...................................             -                    518          -
                                                      ---------------    --------------   --------------
                             Total assets.........        283,795,861        32,692,245       18,832,477
                                                      ---------------    --------------   --------------
LIABILITIES:
   Payables:
     Capital stock reacquired.....................             17,762               578            1,149
     Investment securities purchased..............            510,033           945,867          -
   Accrued expenses...............................            228,886            37,041           25,120
                                                      ---------------    --------------   --------------
                             Total liabilities....            756,681           983,486           26,269
                                                      ---------------    --------------   --------------

NET ASSETS .......................................    $   283,039,180    $   31,708,759   $   18,806,208
                                                      ===============    ==============   ==============

SHARES OUTSTANDING (NOTE 4).......................         34,509,313         3,584,131        1,792,634
                                                      ===============    ==============   ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / Shares Outstanding).................        $      8.20        $     8.85       $    10.49
                                                          ===========        ==========       ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock...........    $        34,509    $        3,584   $        1,793
   Additional paid-in capital.....................        351,347,919        36,806,147       18,699,626
   Undistributed net investment income............             -                  1,495          -
   Accumulated net realized losses from
     investments and foreign currency
     transactions................................         (26,982,412)         (998,344)        (160,724)
   Net unrealized appreciation (depreciation) on
     investments.................................         (41,360,836)       (4,104,123)         265,513
                                                      ---------------    --------------   --------------
                                                      $   283,039,180    $   31,708,759   $   18,806,208
                                                      ===============    ==============   ==============


* Including repurchase agreements of $26,515,000, $2,695,000 and $154,000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, and cost of $323,285,280, $36,598,630 and $18,039,524 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

================================================================================



                                                                                               DAVIS
                                                          DAVIS              DAVIS              REAL
                                                          VALUE             FINANCIAL          ESTATE
                                                        PORTFOLIO           PORTFOLIO        PORTFOLIO
                                                      --------------     ---------------   ---------------
INVESTMENT  INCOME:
Income:
   Dividends*.....................................    $     3,843,387    $       317,243   $       715,004
   Interest.......................................            521,193             33,380            17,025
                                                      ---------------    ---------------   ---------------
       Total income...............................          4,364,580            350,623           732,029
                                                      ---------------    ---------------   ---------------
Expenses:
   Management fees (Note 2).......................          2,137,292            201,518           121,009
   Custodian fees.................................             90,722             18,101            17,370
   Transfer agent fees............................             13,189             11,800            11,751
   Audit fees.....................................             12,000              8,400             8,400
   Accounting fees (Note 2).......................              6,000              6,000             6,000
   Legal fees.....................................              9,079                813               536
   Reports to shareholders........................             31,083              1,070               635
   Directors' fees and expenses...................             46,646              4,352             2,752
   Registration and filing fees...................             17,162              2,235               572
   Miscellaneous..................................             11,351             10,462             8,348
                                                      ---------------    ---------------   ---------------
       Total expenses.............................          2,374,524            264,751           177,373
       Expenses paid indirectly (Note 5)..........               (169)               (22)              (96)
       Reimbursement of expenses by
         adviser (Note 2).........................              -                  -               (16,179)
                                                      ---------------    ---------------   ---------------
       Net expenses...............................          2,374,355            264,729           161,098
                                                      ---------------    ---------------   ---------------
       Net investment income......................          1,990,225             85,894           570,931
                                                      ---------------    ---------------   ---------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
     Investment transactions......................        (19,267,580)           132,721           (21,232)
     Foreign currency transactions................                 21             (1,676)         -
   Net change in unrealized appreciation
     (depreciation) of investments................        (34,278,032)        (4,983,122)         (144,949)
                                                      ---------------    --------------- - ---------------
       Net realized and unrealized loss on
         investments and foreign currency.........        (53,545,591)        (4,852,077)         (166,181)
                                                      ---------------    ---------------   ---------------
     Net increase (decrease) in net assets
       from operations............................    $   (51,555,366)   $    (4,766,183)  $       404,750
                                                      ===============    ===============   ===============

*Net of foreign taxes withheld as follows.........              $36,738          $5,004                $96



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2002

================================================================================


                                                                                             DAVIS
                                                           DAVIS             DAVIS           REAL
                                                           VALUE           FINANCIAL        ESTATE
                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                     ----------------  ---------------  ---------------
OPERATIONS:
    Net investment income.......................     $      1,990,225  $        85,894  $       570,931
    Net realized gain (loss) from investment
      and foreign currency transactions.........          (19,267,559)         131,045          (21,232)
    Net change in unrealized appreciation
      (depreciation) of investments.............          (34,278,032)      (4,983,122)        (144,949)
                                                     ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
      resulting from operations.................         (51,555,3660       (4,766,183)         404,750

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.......................           (1,990,246)         (81,866)        (570,931)
    Return of capital ..........................             (231,807)          -              (200,589)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................           57,858,147       11,970,166        9,144,312
                                                     ----------------  ---------------  ---------------
Total increase in net assets....................            4,080,728        7,122,117        8,777,542

NET ASSETS:
    Beginning of year...........................          278,958,452       24,586,642       10,028,666
                                                     ----------------  ---------------  ---------------
    End of year (Including undistributed net
      investment income of $1,495 for
      Davis Financial Portfolio)...............      $    283,039,180  $    31,708,759 $     18,806,208
                                                     ================  =============== ================



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

================================================================================


                                                                                                         DAVIS
                                                                      DAVIS            DAVIS             REAL
                                                                      VALUE          FINANCIAL          ESTATE
                                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                 ----------------  ---------------  -----------------
OPERATIONS:
    Net investment income......................................  $     1,021,199   $        8,702    $      275,670
    Net realized gain (loss) from investment
      and foreign currency transactions........................       (7,293,056)      (1,124,613)           28,985
    Net change in unrealized appreciation
      (depreciation) of investments............................      (10,139,571)        (937,890)          132,647
                                                                 ---------------   --------------    --------------
    Net increase (decrease) in net assets resulting
      from operations..........................................      (16,411,428)      (2,053,801)          437,302

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income......................................       (1,021,199)          (8,692)         (276,128)
    Realized gains from investment transactions................           -                 -              (137,851)
    Return of capital..........................................         (130,526)          (1,655)          (41,954)
    Distribution in excess of net investment
      income...................................................           -                 -               (20,898)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4)...................................................      176,312,992       11,881,281         5,215,281
                                                                 ---------------   --------------    --------------
Total increase in net assets...................................      158,749,839        9,817,133         5,175,752

NET ASSETS:
    Beginning of year..........................................      120,208,613       14,769,509         4,852,914
                                                                 ---------------   --------------    --------------

    End of year (Including undistributed net
      investment loss of $857 for Davis
      Financial Portfolio).....................................  $   278,958,452   $   24,586,642    $   10,028,666
                                                                 ===============   ==============    ==============










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2002
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Funds account separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

     Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. MASTER REPURCHASE AGREEMENTS - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

     Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

E. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2002, Davis Value Portfolio had approximately $25,954,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2009 and 2010. At December 31, 2002, Davis Financial Portfolio had approximately $650,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2009. At December 31, 2002, Davis Real Estate Portfolio had approximately $116,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2010.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, for Davis Value Portfolio, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $21 and a corresponding increase in accumulated net realized loss; for Davis Financial Portfolio, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,676 and a corresponding decrease in accumulated net realized loss.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:


                                         Ordinary          Long-Term         Return of
                                          Income          Capital Gain        Capital             Total
                                        -------------    --------------   ---------------    --------------
Davis Value Portfolio
    2002........................        $1,990,246       $      -         $    231,807       $   2,222,053
    2001........................         1,021,199              -              130,526           1,151,725

Davis Financial Portfolio
    2002........................            81,866              -                -                  81,866
    2001........................             8,692              -                1,655              10,347

Davis Real Estate Portfolio
    2002........................           570,931              -              200,589             771,520
    2001........................           306,905           127,972            41,954             476,831



As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:


                                                                                          DAVIS
                                                         DAVIS          DAVIS             REAL
                                                         VALUE        FINANCIAL           ESTATE
                                                       PORTFOLIO      PORTFOLIO          PORTFOLIO
                                                     -------------   ------------      -------------
   Undistributed net investment income............   $      -        $      1,495       $     -
   Accumulated net realized losses from
     investments and foreign currency
     transactions.................................     (25,954,451)      (649,506)       (116,000)
   Net unrealized appreciation (depreciation) on
     investments..................................     (42,388,707)    (4,453,434)        220,789
                                                     -------------   ------------       ---------
       Total......................................   $ (68,343,248)  $ (5,101,445)      $ 104,789
                                                     =============   ============       =========


NOTE 2 - INVESTMENT ADVISORY FEES

     The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Fund's average annual net assets.

     State Street Bank and Trust Company ("State Street Bank") is the Funds' primary transfer agent. Davis Advisors (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2002 was $64 for Davis Value Portfolio and $36 for each of the Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2002 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $6,000 for each portfolio. The Adviser contractually agreed to waive expenses incurred by the Funds in the current fiscal period that exceed 1% of the Fund's average net assets. This agreement resulted in a waiver of expenses of $16,179 for Davis Real Estate Portfolio. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================
NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2002 were as follows:


                                                       DAVIS                  DAVIS                    DAVIS
                                                       VALUE                FINANCIAL               REAL ESTATE
                                                     PORTFOLIO              PORTFOLIO                PORTFOLIO
                                                   ---------------        --------------           --------------
        Cost of purchases........................  $   118,822,699        $   17,660,121           $  16,846,358
        Proceeds of sales........................  $    61,597,225        $    5,742,041           $   7,778,980


NOTE 4 - CAPITAL STOCK

     At December 31, 2002, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                     YEAR ENDED
                                                                                  DECEMBER 31, 2002
                                                                  -------------------------------------------------
                                                                     DAVIS               DAVIS            DAVIS
                                                                     VALUE             FINANCIAL       REAL ESTATE
                                                                   PORTFOLIO           PORTFOLIO        PORTFOLIO
                                                                  ------------        -----------      ------------
Shares sold...............................................          11,607,393          2,012,142         1,636,694
Shares issued in reinvestment of distributions............             271,582              9,314            72,310
                                                                  ------------        -----------      ------------
                                                                    11,878,975          2,021,456         1,709,004
Shares redeemed...........................................          (5,621,026)          (741,759)         (885,445)
                                                                  ------------        -----------      ------------
      Net increase........................................           6,257,949          1,279,697           823,559
                                                                  ============        ===========      ============

Proceeds from shares sold.................................        $104,119,645        $19,041,472      $ 17,682,748
Proceeds from shares issued in reinvestment of
   distributions..........................................           2,222,053             81,866           771,520
                                                                  ------------        -----------      ------------
                                                                   106,341,698         19,123,338        18,454,268
Cost of shares redeemed...................................         (48,483,551)        (7,153,172)       (9,309,956)
                                                                  ------------        -----------      ------------
      Net increase........................................        $ 57,858,147        $11,970,166      $  9,144,312
                                                                  ============        ===========      ============

                                                                                       YEAR ENDED
                                                                                    DECEMBER 31, 2001
                                                                      --------------------------------------------
                                                                         DAVIS            DAVIS           DAVIS
                                                                         VALUE          FINANCIAL       REAL ESTATE
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                      ------------     -----------      ----------
Shares sold...............................................              19,399,261       1,761,537         945,827
Shares issued in reinvestment of distributions............                 115,750             965          46,704
                                                                      ------------     -----------      ----------
                                                                        19,515,011       1,762,502         992,531
Shares redeemed...........................................              (2,133,025)       (698,510)       (491,098)
                                                                      ------------     -----------      ----------
      Net increase........................................              17,381,986       1,063,992         501,433
                                                                      ============     ===========      ==========

Proceeds from shares sold.................................            $195,102,861     $19,499,944      $9,731,157
Proceeds from shares issued in reinvestment of
   distributions..........................................               1,151,724          10,348         476,827
                                                                      ------------     -----------      ----------
                                                                       196,254,585      19,510,292      10,207,984
Cost of shares redeemed...................................             (19,941,593)     (7,629,011)     (4,992,703)
                                                                      ------------     -----------      ----------
      Net increase........................................            $176,312,992     $11,881,281      $5,215,281
                                                                      ============     ===========      ==========

NOTE 5 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $169, $22 and $96 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, during the year ended December 31, 2002.

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                  JULY 1, 1999
                                                                                                 (COMMENCEMENT
                                                             YEAR ENDED DECEMBER 31,             OF OPERATIONS)
                                                      ------------------------------------          THROUGH
                                                       2002           2001           2000       DECEMBER 31, 1999
                                                       ----           ----           ----       -----------------
Net Asset Value, Beginning of Period...............   $ 9.87         $11.06         $10.25           $10.00
                                                      ------         ------         ------           ------

Income (Loss) From Investment Operations
 Net Investment Income.............................     0.06           0.04           0.03             0.01
 Net Realized and Unrealized
    Gains (Losses).................................    (1.66)         (1.19)          0.92             0.25
                                                      ------         ------         ------           ------
    Total From Investment Operations...............    (1.60)         (1.15)          0.95             0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............    (0.06)         (0.04)         (0.03)           (0.01)
 Return of Capital.................................    (0.01)           --(3)          --(3)            --(3)
 Distributions from Realized Gains.................      --             --           (0.11)             --
                                                      ------         ------         ------           ------
    Total Dividends and Distributions..............    (0.07)         (0.04)         (0.14)           (0.01)
                                                      ------         ------         ------           ------

Net Asset Value, End of Period.....................   $ 8.20         $ 9.87         $11.06           $10.25
                                                      ======         ======         ======           ======

Total Return(1)....................................   (16.26)%       (10.39)%         9.30%            2.64%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)........... $283,039       $278,958       $120,209          $12,668

 Ratio of Expenses to Average Net Assets...........     0.83%          0.87%          1.00%(4)         1.00%*(4)
 Ratio of Net  Investment Income to
    Average Net Assets.............................     0.70%          0.55%          0.73%            0.43%*
 Portfolio Turnover Rate(2)........................       24%            18%            10%               5%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                                                                    JULY 1, 1999
                                                                                                    (COMMENCEMENT
                                                                YEAR ENDED DECEMBER 31,            OF OPERATIONS)
                                                          -----------------------------------          THROUGH
                                                           2002           2001          2000       DECEMBER 31, 1999
                                                           ----           ----          ----       -----------------
Net Asset Value, Beginning of Period...............       $10.67         $11.91        $ 9.26           $10.00
                                                          ------         ------        ------           ------

Income (Loss) From Investment Operations
 Net Investment Income.............................         0.02            --           0.01             0.02

 Net Realized and Unrealized
    Gains (Losses).................................        (1.82)         (1.24)         2.84            (0.74)
                                                          ------         ------        ------           ------
    Total From Investment Operations...............        (1.80)         (1.24)         2.85            (0.72)

Dividends and  Distributions
 Dividends from Net Investment Income..............        (0.02)           --(3)       (0.01)           (0.02)
 Return of Capital.................................          --             --(3)         --(3)            --(3)
 Distributions from Realized Gains.................          --             --          (0.19)             --
                                                          ------         ------        ------           ------
    Total Dividends and Distributions..............        (0.02)           --          (0.20)           (0.02)
                                                          ------         ------        ------           ------

Net Asset Value, End of Period.....................       $ 8.85         $10.67        $11.91           $ 9.26
                                                          ======         ======        ======           ======

Total Return(1)....................................       (16.84)%       (10.37)%       30.97%           (7.17)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........      $31,709        $24,587       $14,770           $3,471
 Ratio of Expenses to Average Net Assets...........         0.99%          1.00%(4)      1.00%(4)         1.02%*(4,5)
 Ratio of Net Investment Income to
    Average Net Assets.............................         0.32%          0.04%         0.18%            0.76%*
 Portfolio Turnover Rate(2)........................           23%            24%           26%               9%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.04%, 1.55% and 4.26% for 2001, 2000 and 1999, respectively.

(5) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 1999.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                        JULY 1, 1999
                                                                                                        (COMMENCEMENT
                                                                 YEAR ENDED DECEMBER 31,               OF OPERATIONS)
                                                         ---------------------------------------           THROUGH
                                                          2002               2001          2000        DECEMBER 31, 1999
                                                          ----               ----          ----        -----------------
Net Asset Value, Beginning of Period...............      $10.35             $10.38        $ 8.71             $10.00
                                                         ------             ------        ------             ------

Income (Loss) From Investment Operations
 Net Investment Income.............................        0.36               0.36          0.33               0.18
 Net Realized and Unrealized
    Gains (Losses).................................        0.25               0.19          1.67              (1.26)
                                                         ------             ------        ------             ------
    Total From Investment Operations...............        0.61               0.55          2.00              (1.08)

Dividends and  Distributions
 Dividends from Net Investment Income..............      (0.36)             (0.36)        (0.33)             (0.18)
 Return of Capital.................................      (0.11)             (0.07)          --               (0.03)
 Distributions from Realized Gains.................         --               (0.11)          --                 --
 Distributions in Excess of Net Investment Income..         --               (0.04)          --                 --
                                                         ------             ------        ------             ------
    Total Dividends and Distributions..............       (0.47)             (0.58)        (0.33)             (0.21)
                                                         ------             ------        ------             ------

Net Asset Value, End of Period.....................      $10.49             $10.35        $10.38             $ 8.71
                                                         ======             ======        ======             ======

Total Return(1)....................................        5.89%              5.50%        23.33%            (10.79)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........     $18,806            $10,029        $4,853               $610
 Ratio of Expenses to Average Net Assets...........        1.00%(3)           1.00%(3)      1.07%(3,4)         1.21%*(3,4)
 Ratio of Net Investment Income to
    Average Net Assets.............................        3.54%              3.70%         4.31%              4.41%*
 Portfolio Turnover Rate(2)........................          52%                45%           16%                21%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.10%, 1.39%, 3.15% and 11.91% for 2002, 2001, 2000 and 1999, respectively.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 2000 and 1999.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Directors of Davis Variable Account Fund, Inc.:

     We have audited the accompanying statements of assets and liabilities of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio (comprising the Davis Variable Account Fund, Inc.), including the schedules of investments as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by the other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 1, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Denver, Colorado
February 7, 2003

DAVIS VARIABLE ACCOUNT FUND, INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2002
================================================================================


DAVIS VALUE PORTFOLIO
     Income dividends paid by the Fund during the calendar year ended 2002 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS FINANCIAL PORTFOLIO
     Income dividends paid by the Fund during the calendar year ended 2002 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS REAL ESTATE PORTFOLIO
     Income dividends paid by the Fund during the calendar year ended 2002 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)HELD  LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       WITH FUND        TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            13         none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of
                                                   Chicago; and Executive
                                                   Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and
                                                   trust).

MARC P. BLUM       Director         director       Chief Executive                13         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             13         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises                        (engineering); Member,
                                                   (energy project                           Investment Committee for
                                                   development); Retired                     Microgeneration Technology
                                                   Chairman and                              Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.


DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                                               DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  13         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               13         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

ROBERT P.          Director         director       Chairman, Northroad            13         none stated
MORGENTHAU                          since 2002     Capital Management (an
(born 3/22/57)                                     investment management
                                                   firm) since June 2002;
                                                   President of Asset
                                                   Management Group of
                                                   Bank of America (an
                                                   investment management
                                                   firm) from 2001 until
                                                   2002; prior to that a
                                                   managing director and
                                                   global head of
                                                   marketing and
                                                   distribution for
                                                   Lazard Asset
                                                   Management (an
                                                   investment management
                                                   firm) for ten years.


THEODORE B.        Director         director       Chairman, President            13         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                               DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R.       Director         director       General Partner of             13         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Executive Vice                 17         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios) since 1996;
                                                   Equity Office                             Director, Modine
                                                   Properties Trust (a                       Manufacturing, Inc. (heat
                                                   real estate investment                    transfer technology);
                                                   trust); Former Chief                      Director, Chicago Bridge &
                                                   Administrative Officer                    Iron Company, N.V.
                                                   of Crate & Barrel                         (industrial construction and
                                                   (home furnishings                         engineering).
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         11         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research,                          Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                                               DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              17         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios) since 1998.
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                17         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios) since 1998.
                                                   Davis Fund and
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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















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
















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

                        DAVIS VARIABLE ACCOUNT FUND, INC.
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

      DIRECTORS                     OFFICERS
      Wesley E. Bass, Jr.           Jeremy H. Biggs
      Jeremy H. Biggs                   Chairman
      Marc P. Blum                  Christopher C. Davis
      Andrew  A. Davis                  President - Davis Value Portfolio, Davis
      Christopher C. Davis              Financial Portfolio & Vice President-
      Jerry D. Geist                    Davis Real Estate Portfolio
      D. James Guzy                 Andrew A. Davis
      G. Bernard Hamilton               President - Davis Real Estate Portfolio,
      Robert P. Morgenthau              Vice President - Davis Value Portfolio &
      Theodore B. Smith, Jr.            Davis Financial Portfolio
      Christian R. Sonne            Kenneth C. Eich
      Marsha Williams               Executive Vice President &
                                          Principal Executive Officer
                                    Sharra L. Reed
                                        Vice President, Treasurer
                                        & Principal Accounting Officer
                                    Thomas D. Tays
                                        Vice President & Secretary



INVESTMENT ADVISER
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VARIABLE ACCOUNT FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                                        DAVIS ADVISORS
                                                        2949 EAST ELVIRA ROAD
                                                        SUITE 101
                                                        TUCSON, AZ 85706
                                                        1-800-279-0279
                                                        WWWW.DAVISFUNDS.COM


















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